EXHIBIT 99.2

EXPRESS SCRIPTS HOLDING COMPANY

Offer for all outstanding 2.750% Senior Notes due 2014 and the related Subsidiary Guarantees in exchange for 2.750% Senior Notes due 2014 and the related Subsidiary Guarantees that have been registered under the Securities Act of 1933, as amended,

Offer for all outstanding 2.100% Senior Notes due 2015 and the related Subsidiary Guarantees in exchange for 2.100% Senior Notes due 2015 and the related Subsidiary Guarantees that have been registered under the Securities Act of 1933, as amended,

Offer for all outstanding 3.500% Senior Notes due 2016 and the related Subsidiary Guarantees in exchange for 3.500% Senior Notes due 2016 and the related Subsidiary Guarantees that have been registered under the Securities Act of 1933, as amended,

Offer for all outstanding 2.650% Senior Notes due 2017 and the related Subsidiary Guarantees in exchange for 2.650% Senior Notes due 2017 and the related Subsidiary Guarantees that have been registered under the Securities Act of 1933, as amended,

Offer for all outstanding 4.750% Senior Notes due 2021 and the related Subsidiary Guarantees in exchange for 4.750% Senior Notes due 2021 and the related Subsidiary Guarantees that have been registered under the Securities Act of 1933, as amended,

Offer for all outstanding 3.900% Senior Notes due 2022 and the related Subsidiary Guarantees in exchange for 3.900% Senior Notes due 2022 and the related Subsidiary Guarantees that have been registered under the Securities Act of 1933, as amended,

and

Offer for all outstanding 6.125% Senior Notes due 2041 and the related Subsidiary Guarantees in exchange for 6.125% Senior Notes due 2041 and the related Subsidiary Guarantees that have been registered under the Securities Act of 1933, as amended.

                    , 2012

To our Clients:

Enclosed for your consideration is a prospectus, dated                      , 2012 (the “Prospectus”), relating to the offer (the “Exchange Offer”) of Express Scripts Holding Company, a Delaware corporation (the “Company”), to exchange:

•

an aggregate principal amount of up to $900,000,000 of its 2.750% Senior Notes due 2014 and the related Subsidiary Guarantees, which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), (individually a “New 2014 Note” and collectively, the “New 2014 Notes”), for a like principal amount at maturity of the Company’s issued and outstanding 2.750% Senior Notes due 2014 and the related Subsidiary Guarantees (individually an “Old 2014 Note” and collectively, the “Old 2014 Notes”) from the registered holders thereof,

•

an aggregate principal amount of up to $1,000,000,000 of its 2.100% Senior Notes due 2015 and the related Subsidiary Guarantees which have been registered under the Securities Act (individually a “New 2015 Note” and collectively, the “New 2015 Notes”), for a like principal amount at maturity of the Company’s issued and outstanding 2.100% Senior Notes due 2015 and the related Subsidiary Guarantees (individually an “Old 2015 Note” and collectively, the “Old 2015 Notes”) from the registered holders thereof,

•

an aggregate principal amount of up to $1,250,000,000 of its 3.500% Senior Notes due 2016 and the related Subsidiary Guarantees which have been registered under the Securities Act (individually a “New 2016 Note” and collectively, the “New 2016 Notes”), for a like principal amount at maturity of the Company’s issued and outstanding 3.500% Senior Notes due 2016 and the related Subsidiary Guarantees (individually an “Old 2016 Note” and collectively, the “Old 2016 Notes”) from the registered holders thereof,

•

an aggregate principal amount of up to $1,500,000,000 of its 2.650% Senior Notes due 2017 and the related Subsidiary Guarantees which have been registered under the Securities Act (individually a “New 2017 Note” and collectively, the “New 2017 Notes”), for a like principal amount at maturity of the Company’s issued and outstanding 2.650% Senior Notes due 2017 and the related Subsidiary Guarantees (individually an “Old 2017 Note” and collectively, the “Old 2017 Notes”) from the registered holders thereof,

•

an aggregate principal amount of up to $1,250,000,000 of its 4.750% Senior Notes due 2021 and the related Subsidiary Guarantees which have been registered under the Securities Act (individually a “New 2021 Note” and collectively, the “New 2021 Notes”), for a like principal amount at maturity of the Company’s issued and outstanding 4.750% Senior Notes due 2021 and the related Subsidiary Guarantees (individually an “Old 2021 Note” and collectively, the “Old 2021 Notes”) from the registered holders thereof,

•

an aggregate principal amount of up to $1,000,000,000 of its 3.900% Senior Notes due 2022 and the related Subsidiary Guarantees which have been registered under the Securities Act (individually a “New 2022 Note” and collectively, the “New 2022 Notes”), for a like principal amount at maturity of the Company’s issued and outstanding 3.900% Senior Notes due 2022 and the related Subsidiary Guarantees (individually an “Old 2022 Note” and collectively, the “Old 2022 Notes”) from the registered holders thereof, and

•

an aggregate principal amount of up to $700,000,000 of its 6.125% Senior Notes due 2041 and the related Subsidiary Guarantees which have been registered under the Securities Act (individually a “New 2041 Note,” collectively, the “New 2041 Notes” and, collectively with the New 2014 Notes, the New 2015 Notes, the New 2016 Notes, the New 2017 Notes, the New 2021 Notes and the New 2022 Notes, the “New Notes”),

for a like principal amount at maturity of the Company’s issued and outstanding 6.125% Senior Notes due 2041 and the related Subsidiary Guarantees (individually an “Old 2041 Note,” collectively, the “Old 2041 Notes” and, collectively with the Old 2014 Notes, the Old 2015 Notes, the Old 2016 Notes, the Old 2017 Notes, the Old 2021 Notes and the Old 2022 Notes, the “Old Notes”) from the registered holders thereof, each upon the terms and subject to the conditions described in the Prospectus.

Capitalized terms not defined herein shall have the respective meanings ascribed to them in the Prospectus.

This material is being forwarded to you as the beneficial owner of the Old Notes held by us for your account but not registered in your name. A tender of such Old Notes may only be made by us as the holder of record and pursuant to your instructions.

Accordingly, we request instructions as to whether you wish us to tender on your behalf the Old Notes held by us for your account, pursuant to the terms and conditions set forth in the enclosed Prospectus.

Your instructions should be forwarded to us as promptly as possible in order to permit us to tender the Old Notes on your behalf in accordance with the provisions of the Exchange Offer. The Exchange Offer will expire at 5:00 p.m., New York City time, on                     , 2012, unless extended by the Company. Any Old Notes tendered pursuant to the Exchange Offer may be withdrawn (in accordance with the procedures set forth in the Prospectus) at any time before the Expiration Date.

Your attention is directed to the following:

1.	The Exchange Offer is for any and all Old Notes.

2.	The Exchange Offer is subject to certain conditions set forth in the Prospectus in the section captioned “The Exchange Offer—Conditions to the Exchange Offer.”

3.	The Exchange Offer expires at 5:00 p.m., New York City time, on , 2012, unless extended by the Company.

If you wish to have us tender your Old Notes, please so instruct us by completing, executing and returning to us the instruction form on the back of this letter.

INSTRUCTIONS WITH RESPECT TO

THE EXCHANGE OFFER

The undersigned acknowledge(s) receipt of your letter and the enclosed material referred to therein relating to the Exchange Offer made by the Company with respect to the Old Notes.

This will instruct you to tender the Old Notes held by you for the account of the undersigned, upon and subject to the terms and conditions set forth in the Prospectus.

Please tender the Old 2014 Notes held by you for my account as indicated below:

☐	Please tender the Old 2014 Notes held by you for my account as indicated below:

AGGREGATE PRINCIPAL AMOUNT AT

MATURITY OF OLD 2014 NOTES

2.750% Senior Notes due 2014: $

☐	Please do not tender any Old 2014 Notes held by you for my account.

Dated: , 2012

Signature(s):

Print Name(s) here:

Print Address(es):

Area Code and Telephone Number(s):

Tax Identification or Social Security Number(s):

Please tender the Old 2015 Notes held by you for my account as indicated below:

☐	Please tender the Old 2015 Notes held by you for my account as indicated below:

AGGREGATE PRINCIPAL AMOUNT AT

MATURITY OF OLD 2015 NOTES

2.100% Senior Notes due 2015: $

☐	Please do not tender any Old 2015 Notes held by you for my account.

Dated: , 2012

Signature(s):

Print Name(s) here:

Print Address(es):

Area Code and Telephone Number(s):

Tax Identification or Social Security Number(s):

Please tender the Old 2016 Notes held by you for my account as indicated below:

☐	Please tender the Old 2016 Notes held by you for my account as indicated below:

AGGREGATE PRINCIPAL AMOUNT AT

MATURITY OF OLD 2016 NOTES

3.500% Senior Notes due 2016: $

☐	Please do not tender any Old 2016 Notes held by you for my account.

Dated: , 2012

Signature(s):

Print Name(s) here:

Print Address(es):

Area Code and Telephone Number(s):

Tax Identification or Social Security Number(s):

Please tender the Old 2017 Notes held by you for my account as indicated below:

☐	Please tender the Old 2017 Notes held by you for my account as indicated below:

AGGREGATE PRINCIPAL AMOUNT AT

MATURITY OF OLD 2017 NOTES

2.650% Senior Notes due 2017: $

☐	Please do not tender any Old 2017 Notes held by you for my account.

Dated: , 2012

Signature(s):

Print Name(s) here:

Print Address(es):

Area Code and Telephone Number(s):

Tax Identification or Social Security Number(s):

Please tender the Old 2021 Notes held by you for my account as indicated below:

☐	Please tender the Old 2021 Notes held by you for my account as indicated below:

AGGREGATE PRINCIPAL AMOUNT AT

MATURITY OF OLD 2021 NOTES

4.750% Senior Notes due 2021: $

☐	Please do not tender any Old 2021 Notes held by you for my account.

Dated: , 2012

Signature(s):

Print Name(s) here:

Print Address(es):

Area Code and Telephone Number(s):

Tax Identification or Social Security Number(s):

Please tender the Old 2022 Notes held by you for my account as indicated below:

☐ Please tender the Old 2022 Notes held by you for my account as indicated below:

AGGREGATE PRINCIPAL AMOUNT AT

MATURITY OF OLD 2022 NOTES

3.900% Senior Notes due 2022: $

☐ Please do not tender any Old 2022 Notes held by you for my account.

Dated: , 2012

Signature(s):

Print Name(s) here:

Print Address(es):

Area Code and Telephone Number(s):

Tax Identification or Social Security Number(s):

Please tender the Old 2041 Notes held by you for my account as indicated below:

☐ Please tender the Old 2041 Notes held by you for my account as indicated below:

AGGREGATE PRINCIPAL AMOUNT AT

MATURITY OF OLD 2041 NOTES

6.125% Senior Notes due 2041: $

☐ Please do not tender any Old 2041 Notes held by you for my account.

Dated: , 2012

Signature(s):

Print Name(s) here:

Print Address(es):

Area Code and Telephone Number(s):

Tax Identification or Social Security Number(s):

None of the Old Notes held by us for your account will be tendered unless we receive written instructions from you to do so. Unless a specific contrary instruction is given in the space provided, your signature(s) hereon shall constitute an instruction to us to tender all Old Notes held by us for your account.